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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                November 29, 2006



       Specialty Underwriting & Residential Finance Trust, Series 2006-AB3
       -------------------------------------------------------------------
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              -----------------------------------------------------
              (Exact Name of Depositor as Specified in its Charter)

                       Merrill Lynch Mortgage Lending Inc.
               ---------------------------------------------------
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                     333-130545                13-3416059
----------------------------           ------------          -------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      Of Incorporation)                File Number)          Identification No.)


         250 Vesey Street
4 World Financial Center 10th Floor
        New York, New York                                              10080
-----------------------------------                                  -----------
  (Address of Principal Executive                                    (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (212) 449-0357


                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 8.01 Other Events.

         This Amendment No. 1 to the Report on Form 8-K/A of Merrill Lynch Mortgage Investors, Inc. amends Exhibit 99.1 to the 8-K filed on November 29, 2006 relating to Specialty Underwriting and Residential Finance Trust, Series 2006-AB3. Such Exhibit 99.1 is amended by replacing pages A-II-19, A-II-24 and A-II-29 with the corresponding pages within the Exhibit 99.1 attached hereto.
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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:


                    99.1 Revised tables to replace existing tables within the
                         Mortgage Loan Characteristics.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                      By:    /s/ Tom Saywell
                                             ------------------
                                      Name:  Tom Saywell
                                      Title: Vice President

Date: December 7, 2006
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                                  EXHIBIT INDEX

Exhibit No.            Description                                      Page No.
-----------            -----------                                      --------

99.1 Revised tables to replace existing tables within the Mortgage Loan Characteristics.